UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 1, 2010

OKLAHOMA GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-1097	73-0382390
(Commission File Number)	(IRS Employer Identification No.)

321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321
(Address of Principal Executive Offices)	(Zip Code)

405-553-3000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

As previously announced, on May 27, 2010, Oklahoma Gas and Electric Company (the “Company”), a wholly-owned subsidiary of OGE Energy Corp. (“OGE Energy”), reached a settlement agreement with all the parties to the Oklahoma Corporation Commission (“OCC”) consideration of the Company’s application for pre-approval for system-wide deployment of smart grid technology and a recovery rider.  The terms of the settlement agreement were disclosed in the Company’s Form 8-K filed on June 1, 2010.  On July 1, 2010, OGE Energy issued a press release announcing that the OCC approved the settlement agreement in this matter.  A copy of OGE Energy’s press release announcing the approval of the settlement agreement is attached as Exhibit 99.01 and incorporated herein by reference.  Also, a copy of the OCC order is incorporated herein by reference as Exhibit 99.02 hereto.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.01	Press release dated July 1, 2010, announcing OG&E announces Oklahoma regulatory approval of smart grid.
99.02	Copy of OCC Order dated July 1, 2010. (Filed as Exhibit 99.02 to OGE Energy’s Form 8-K filed July 7, 2010 (File No. 1-12579) and incorporated by reference herein)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OKLAHOMA GAS AND ELECTRIC COMPANY
(Registrant)

By:	/s/ Scott Forbes
Scott Forbes
Controller and Chief Accounting Officer

July 7, 2010